UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SYNTHETECH, INC.
(Exact Name of Registrant as Specified In Its Charter)

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SYNTHETECH, INC.

1290 Industrial Way
Albany, Oregon 97322

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 15, 2004

Time and Date

1:30 p.m., Pacific Daylight Time, on Thursday, July 15, 2004

Place

The Governor Hotel
611 SW 10th Street
Portland, Oregon 97205

Items of Business

1.	To elect six directors to serve for the ensuing year and until their successors are elected.
2.	To ratify the appointment of KPMG LLP as the independent auditors for the fiscal year ending March 31, 2005.
3.	To approve Synthetech’s 2004 Equity Incentive Plan.
4.	To consider any other business that may properly come before the meeting.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned and postponed.

Record Date

You are entitled to vote only if you were a Synthetech shareholder as of the close of business on May 28, 2004.

Voting

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and to submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instructions for the annual meeting by completing, signing, dating and returning your proxy card or voting instructions in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of the accompanying proxy statement and the instructions on the proxy card or voting instruction card. You may attend the meeting in person even though you have sent in your proxy or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gary A. Weber
Gary A. Weber Secretary Albany, Oregon June 7, 2004

This notice of annual meeting and proxy statement and form of proxy are being distributed on or about June 7, 2004.

SYNTHETECH, INC.
1290 Industrial Way
Albany, Oregon 97322

PROXY STATEMENT

For Annual Meeting of Shareholders
To Be Held on July 15, 2004

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board of Directors of Synthetech, Inc., an Oregon corporation, is providing these proxy materials for you in connection with Synthetech’s annual meeting of shareholders, which will take place on Thursday, July 15, 2004. As a shareholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:	What information is contained in this proxy statement?

A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and most highly paid executive officers, and certain other required information.

Q:	How may I obtain Synthetech’s annual report to shareholders?

A:	A copy of our 2004 annual report is enclosed.

Q:	How may I obtain Synthetech’s Annual Report on Form 10-K filed with the SEC?

A:	Our Form 10-K for the year ended March 31, 2004 is incorporated into our annual report to shareholders. Shareholders who want another copy of our Form 10-K may request a free copy of the Form 10-K from:

Synthetech, Inc.
Attn: Gary Weber
1290 Industrial Way
Albany, Oregon 97322
(541) 967-6575

Synthetech will also furnish any exhibit to the Form 10-K if specifically requested. Copies of the 2004 Annual Report on Form 10-K are also available in the SEC Filing Archive in the Investor Resources section of our website at www.synthetech.com and at the SEC’s EDGAR database on the SEC’s website at www.sec.gov.

Q:	What items of business will be voted on at the annual meeting?

A:	The items of business scheduled to be voted on at the annual meeting are:

       The election of directors;
       The ratification of the independent auditors for the 2005 fiscal year; and
       The approval of Synthetech's 2004 Equity Incentive Plan.

We will also consider any other business that properly comes before the annual meeting.

Q:	How does the Board recommend that I vote?

A:	Our Board recommends that you vote your shares “FOR” each of the nominees to the Board, “FOR” the ratification of the independent auditors for the 2005 fiscal year, and “FOR” the approval of Synthetech’s 2004 Equity Incentive Plan.

Q:	What shares can I vote?

A:	Each share of Synthetech common stock issued and outstanding as of the close of business on May 28, 2004, the record date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the record date we had approximately 14,452,396 shares of common stock issued and outstanding.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most Synthetech shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Synthetech’s transfer agent, Computershare Trust Company, Inc., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Synthetech. As the shareholder of record, you have the right to grant your voting proxy directly to Synthetech or to vote in person at the meeting. Synthetech has enclosed or sent a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:	How can I attend the annual meeting?

A:	You are entitled to attend the annual meeting only if you were a Synthetech shareholder or joint holder as of the close of business on May 28, 2004 or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the annual meeting. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to May 28, 2004, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the procedures outlined above upon request, you will not be admitted to the annual meeting.

The meeting will begin promptly at 1:30 p.m., Pacific Daylight time. Check-in will begin at 1:00 p.m., Pacific Daylight Time.

Q:	How can I vote my shares in person at the annual meeting?

A:	Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:	How can I vote my shares without attending the annual meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Shareholders of record of Synthetech common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Synthetech shareholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction card provided and mailing it in the accompanying pre-addressed envelope.

Q:	Can I change my vote?

A:	You may change your vote at any time prior to the vote at the annual meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to Synthetech’s Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:	Who can help answer my questions?

A:	If you have any questions about the annual meeting or how to vote or revoke your proxy or if need additional copies of this proxy statement or voting materials, you should contact:

Synthetech, Inc.
Attn: Gary Weber
1290 Industrial Way
Albany, Oregon 97322
(541) 967-6575

Q:	Is my vote confidential?

A.	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Synthetech or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to Synthetech management.

Q:	How many shares must be present or represented to conduct business at the annual meeting?

A:	The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of Synthetech common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:	How are votes counted?

A.	In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other item of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to a certain item, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of Synthetech’s nominees to the Board, “FOR” ratification of the independent auditors, “FOR” the approval of Synthetech’s 2004 Equity Incentive Plan and in the discretion of the proxy holders on any other matters that properly come before the meeting).

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers are not permitted to vote on the proposal to approve the 2004 Equity Incentive Plan. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are considered entitled to vote on that proposal. Thus, broker non-votes will count as votes against the other proposals being voted on at the meeting. Abstentions also have the same effect as votes against the matter.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, the six persons receiving the highest number of “FOR” votes at the annual meeting will be elected. The other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting.

Q:	Is cumulative voting permitted for the election of directors?

A:	No. Synthetech does not allow you to cumulate your vote in the election of directors. For all matters proposed for shareholder action at the annual meeting, each share of common stock outstanding as of the close of business on May 28, 2004 is entitled to one vote.

Q:	What happens if additional matters are presented at the annual meeting?

A.	Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, M. Sreenivasan and Gary Weber, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	Who will serve as inspector of elections?

A:	The inspector of elections will be a representative of Synthetech, and will be appointed at the annual meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each Synthetech proxy card and voting instruction card that you receive.

Q:	Will I receive a separate set of voting materials?

A:	Each shareholder of record will receive a separate set of voting materials. If you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials:

Synthetech, Inc.
Attn: Gary Weber
1290 Industrial Way
Albany, Oregon 97322
(541) 967-6575

Similarly, if you share an address with another shareholder and have previously instructed Synthetech to deliver a single copy of our proxy materials, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement). If you wish to receive a separate set of proxy materials now or in the future, you may write or call us at the above address and phone number to request a separate copy of these materials. Upon such request, we will promptly deliver a separate copy of the proxy materials to you.

Q:	Who will bear the cost of soliciting votes for the annual meeting?

A:	Synthetech is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Q:	Where can I find the voting results of the annual meeting?

A:	We intend to announce preliminary voting results at the annual meeting and publish final results in our report on Form 10-Q for the second quarter of fiscal 2005.

Q:	What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?

A:	You may submit proposals, including director nominations, for consideration at future shareholder meetings as indicated below.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in Synthetech’s proxy statement for the annual meeting next year, the written proposal must be received by Synthetech’s Secretary at our principal executive offices no later than February 7, 2005. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in Synthetech’s proxy statement is instead the close of business on the tenth calendar day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made.

Such proposals must also comply with our bylaws provisions regarding business to be brought before a shareholder meeting and SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Synthetech, Inc.
Attn: Gary Weber
1290 Industrial Way
Albany, Oregon 97322
Fax: (541) 812-6036

For a shareholder proposal that is not intended to be included in Synthetech’s proxy statement as described above, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Synthetech common stock to approve that proposal, provide the information required by Synthetech’s bylaws and give timely notice to Synthetech’s Secretary in accordance with Synthetech’s bylaws, which, in general, require that the notice be received by Synthetech’s Secretary no earlier than 90 days and no later than 60 days before the anniversary of the 2004 annual meeting.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board’s Nominating and Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to Synthetech’s Secretary at the address of our principal executive offices set forth above. In addition, Synthetech’s bylaws permit shareholders to nominate directors for election at an annual shareholder meeting. To nominate a director, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of Synthetech common stock to elect such nominee and provide the information required by Synthetech’s bylaws, as well as a statement by the nominee acknowledging that he or she will owe a fiduciary obligation to Synthetech and its shareholders. In addition, the shareholder must give timely notice to Synthetech’s Secretary in accordance with Synthetech’s bylaws, which, in general, require that the notice be received by Synthetech’s Secretary within the time period described above under “Shareholder Proposals.”

General: If we receive proper notice of a shareholder proposal pursuant to our bylaws, and such notice is not received a reasonable time prior to our mailing of proxy materials for our 2005 annual shareholder meeting, we believe that our proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

Copy of Bylaws Provisions: You may contact Synthetech’s Secretary at our principal executive offices for a copy of the relevant bylaws provisions regarding the requirements for making shareholder proposals and nominating director candidates. Synthetech’s bylaws also are available on Synthetech’s website at www.synthetech.com.

Q:	How may I communicate with Synthetech’s Board or the non-management directors on Synthetech’s Board?

A:	You may submit any communication intended for Synthetech's Board or the non-management directors by directing the communication by mail or fax addressed to:

Synthetech, Inc.
Attn: Chair of Nominating and Governance Committee
1290 Industrial Way
Albany, Oregon 97322
Fax: (541) 812-6036

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Synthetech is committed to having sound corporate governance principles, which are essential to running Synthetech’s business efficiently and maintaining Synthetech’s integrity in the marketplace. Synthetech’s Code of Conduct and Code of Ethics are available at www.synthetech.com.

Board Independence

The Board has determined that none of the current directors or nominees has a material relationship with Synthetech, other than M. “Sreeni” Sreenivasan, Synthetech’s President and Chief Executive Officer, and Charles B. Williams, who served as Synthetech’s Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Secretary until his retirement in July 2002. The Board has determined that each director and nominee, other than Messrs. Sreenivasan and Williams, is independent within the meaning of Synthetech’s director independence standards, which reflect Nasdaq’s director independence standards, as currently in effect and as they may be changed from time to time. The Board has also determined that none of the members of any of Synthetech’s standing committees has a material relationship with Synthetech (either directly, through a family member or as a partner, executive officer or controlling shareholder of any organization that receives from or makes payments to Synthetech) and that each such committee member is “independent” within the meaning of Synthetech’s director independence standards and applicable listing standards.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has six directors and has the following three committees: (1) Audit Committee, (2) Compensation Committee, and (3) Nominating and Governance Committee. The Nominating and Governance Committee was formed in May 2004. The current membership and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on Synthetech’s website at www.synthetech.com. During fiscal 2004, the Board held six meetings. Each director attended at least 75% of all Board and applicable committee meetings. Directors are encouraged to attend annual meetings of Synthetech shareholders. Seven directors attended the last annual meeting of shareholders.

Name of Director	Audit	Compensation	Nominating and Governance
Non-Employee Directors:
Paul C. Ahrens...................................		X*	X
David R. Clarke..................................	X		X*
Daniel T. Fagan..................................	X	X
Howard L. Farkas.................................	X*
Charles B. Williams..............................
Employee Directors:
M. "Sreeni" Sreenivasan..........................
Number of Meetings in Fiscal 2004................	7	1

X = Committee member; * = Chair

Audit Committee

Synthetech has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Synthetech’s financial statements, Synthetech’s compliance with legal and regulatory requirements, the independent auditors’ qualifications, performance and independence and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews the Audit Committee charter and the committee’s performance; appoints, retains, evaluates, oversees and determines the compensation of Synthetech’s independent auditors; reviews and approves the scope of and staffing for the annual audit; reviews Synthetech’s disclosure controls and procedures, internal controls and corporate policies with respect to financial information; oversees investigations into complaints concerning financial matters; and discusses with management major financial exposure and steps management has taken to control such risks. The Audit Committee works closely with management as well as Synthetech’s independent auditors. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from Synthetech for, outside legal, accounting or other advisors as the Audit Committee determines necessary.

The Board has determined that each member of the Audit Committee meets the heightened audit committee requirements of NASD Rule 4200(a)(15) and SEC Rule 10A-3(b)(1) and is financially literate as required by NASD Rule 4350(d)(2). The Board has also determined that Mr. Farkas, the Chair of the Audit Committee, is an “audit committee financial expert” as defined by applicable SEC rules and regulations.

The report of the Audit Committee is included on page 30 of this proxy statement. The charter of the Audit Committee is attached as Appendix A and is also available at www.synthetech.com.

Compensation Committee.

The Compensation Committee discharges the Board’s responsibilities relating to compensation of Synthetech’s executives and directors; produces an annual report on executive compensation for inclusion in Synthetech’s proxy statement; provides general oversight of Synthetech’s compensation structure, including Synthetech’s incentive compensation, equity-based awards and other benefits and perquisites; and retains and approves the compensation of any compensation consultants and other compensation experts. Other specific duties and responsibilities of the Compensation Committee include: reviewing and approving goals and objectives relevant to CEO compensation, evaluating CEO performance and establishing CEO compensation; reviewing and approving goals and objectives relevant to compensation for other executives; reviewing the CEO’s assessment of the other executives’ performance and approving changes in compensation for the other executives; approving any employment agreements, change in control agreements and termination agreements for executive officers; administering Synthetech’s compensation plans, including equity plans, bonus and incentive compensation plans and deferred savings plans; recommending director compensation to the Board; and annually evaluating the Committee’s performance and its charter.

The report of the Compensation Committee is included beginning on page 29 of this proxy statement. The charter of the Compensation Committee is available at www.synthetech.com.

Nominating and Governance Committee.

The Nominating and Governance Committee discharges the Board’s responsibilities relating to Board composition and corporate governance; identifies individuals qualified to become Board members; recommends to the Board director and committee member candidates; monitors compliance with Synthetech’s Code of Ethics and Code of Conduct; and oversees the evaluation of the Board and committees. Other specific duties of the Nominating and Governance Committee include, among others: periodically reviewing director selection guidelines and recommending to the Board appropriate revisions; monitoring corporate governance developments, reviewing and reassessing adequacy of Synthetech’s corporate governance guidelines and recommending changes to the Board; recommending to the Board membership of committees and committee member qualifications; evaluating Board and committee membership limitations, including any tenure guidelines; recommending to the Board and committee composition, organization and operations, new member orientation and information flow; developing and recommending to the Board a process for periodic review and evaluation of Board, committee and director performance; and annually evaluating the Nominating and Governance Committee’s performance and its charter. The Committee has the authority to obtain assistance from outside advisors in fulfilling its duties and to compensate these advisors.

The Nominating and Governance Committee’s charter is available at www.synthetech.com.

Consideration of Director Nominees

Shareholder Nominees. The Nominating and Governance Committee will consider properly submitted shareholder nominations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of independence, diversity, professional experience, industry knowledge, capability and leadership on the Board. Any shareholder nominations proposed for consideration by the Nominating and Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Synthetech, Inc.
Attn: Chair, Nominating and Governance Committee
1290 Industrial Way
Albany, OR 97322
Fax: (541) 812-6036

In addition, Synthetech’s bylaws permit shareholders to nominate directors for consideration at an annual shareholder meeting. For a description of the process for nominating directors in accordance with Synthetech’s bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders to nominate individuals to serve as directors?” on page 5.

Director Qualifications. The Nominating and Governance Committee Charter contains director selection guidelines that apply to Nominating and Governance Committee-recommended nominees for a position on Synthetech’s Board. Under these criteria, members of the Board should have high standards of professional and personal ethics, integrity and values. They should have relevant experience and ability with respect to making and overseeing policy in business, technology, government or education sectors. They should be committed to acting in Synthetech’s best interests and to objectively assessing Board, committee and management performance. They should have sufficient time to carry out their duties and should have the willingness and ability to serve multiple terms to develop a deeper understanding of Synthetech’s business affairs. Board members should be willing to avoid activities or interests that may create a conflict of interest with the director’s responsibilities and duties to Synthetech.

Identifying and Evaluating Nominees for Directors. The Nominating and Governance Committee will use a variety of methods for identifying and evaluating nominees for director. In the event of a vacancy on the Board, the Nominating and Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year. As described above, the Nominating and Governance Committee will consider properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Nominating and Governance Committee at a regularly scheduled meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Nominating and Governance Committee will seek to achieve a balance of knowledge, experience and capability on the Board.

Executive Sessions

Executive sessions of independent directors will be held at least two times a year. The sessions will be scheduled and chaired by the Chair of the Nominating and Governance Committee. Any independent director can request that an additional executive session be scheduled.

Communications with the Board

Individuals may communicate with the Board by mail or fax addressed to:

Synthetech, Inc.
Attn: Chair, Nominating and Governance Committee
1290 Industrial Way
Albany, OR 97322
Fax: (541) 812-6036

DIRECTOR COMPENSATION

The following table provides information on Synthetech’s compensation and reimbursement practices for non-employee directors during fiscal 2004, as well as Synthetech’s new compensation and reimbursement practices for non-employee directors effective April 1, 2004. The table also shows the range of compensation paid to non-employee directors who served during fiscal 2004. Synthetech’s employee directors do not receive any separate compensation for their Board activities.

NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

	2004	2005
Option grant to non-employee directors upon initial
election or appointment to the Board	10,000 shares (1)	10,000 shares(1)
Annual retainer(2)	$ 0	$10,000
Option grant to non-employee directors at first annual
meeting after election or appointment	15,000 shares(3)	15,000 shares(3)
Option grant to non-employee directors after five years
of service	15,000 shares(3)	15,000 shares(3)
Payment per Board meeting	$ 1,000	$ 500
Payment per Audit Committee meeting	$ 0	$ 500
Additional annual retainer for Chair of the Audit
Committee	$ 0	$ 1,000
Additional annual retainer for Compensation and
Nominating and Governance Committee Members	$ 0	$ 500
Reimbursement for expenses attendant to Board
membership	Yes	Yes
Range of total compensation earned by directors (for
fiscal 2004)(4)	$ 2,000 to $ 4,000	---

(1)	The options are nonqualified stock options, are granted at the market price on the date of grant and are fully vested on the grant date. Mr. Ahrens, the Chair of the Board, does not receive stock options.

(2)	To be paid in quarterly installments of $2,500.

(3)	The options are nonqualified stock options, are granted at the market price on the date of grant and vest in five equal annual installments beginning at the first annual shareholders meeting after the date of grant. Mr. Ahrens does not receive stock options.

(4)	In addition to the range disclosed, (a) through September 2003, Mr. Ahrens performed market research and patent development work for us and received $11,500 in fiscal 2004; (b) through January 2004, Mr. Fagan performed marketing services for us and received in fiscal 2004 $18,000 for such services and $4,235 in reimbursement payments from us for travel expenses and other expenses related to the performance of such services; and (c) through July 2003, Mr. Williams received severance payments of $10,333 and insurance benefits worth $609 monthly pursuant to an Employment Agreement entered into when he was an executive officer of Synthetech.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Synthetech’s Board of Directors currently consists of six directors. At the 2004 annual meeting, each current director will be elected to serve until the next annual meeting and until his successor is elected. Information regarding the business experience of each nominee to the Board is provided below. There are no family relationships among our executive officers and directors.

A recent change in Oregon state law requires Oregon companies to include staggered board provisions in their articles of incorporation, and now renders ineffective staggered board provisions included only in a company’s bylaws, as is the case with Synthetech. Our Board determined that we would not seek to amend our articles of incorporation to provide for a staggered board and amended our bylaws to provide for a board composed of a single class of directors who will stand for election at each annual meeting. The Board believes that this structure is in the best interests of the company and our shareholders.

If you sign your proxy or voting instruction card, but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the six persons recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card.

The Board of Directors expects that all of the nominees will be available to serve as directors. In the event that any nominee should become unavailable, the proxy holders, M. Sreenivasan and Gary Weber, will vote for a nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Our Board recommends a vote “FOR” the election to the Board of each of the following nominees:

Paul C. Ahrens, age 52. Mr. Ahrens has been a Synthetech director since its inception in 1981 and became Chair of the Board in 1995. Since 1996, he has been the founder and President of Groovie Moovies, Ltd., a film production company. Mr. Ahrens, a founder of Synthetech, served as President and Chief Executive Officer of Synthetech from 1989 through 1995. From 1981 through 1989 he was the Vice President of Technology. From 1979 to 1980, Mr. Ahrens served as Vice President of Engineering of Colorado Organic Chemical Company, an organic chemical manufacturing company located in Commerce City, Colorado. Prior to that time, Mr. Ahrens spent five years with Allied Chemical and CIBA-Geigy in various engineering and research capacities. Mr. Ahrens holds B.S. and M.S. degrees in Chemical Engineering from the Massachusetts Institute of Technology.

David R. Clarke, age 51. Mr. Clarke has served as a Synthetech director since 2001. Since June 2001, Mr. Clarke has been Vice President, Business Development and a director of NinaTek, Inc., a private company developing product intelligence solutions for global 2000 manufacturers. From 1995 until 2001, Mr. Clarke was the President of Venture Counsel, P.C., a law firm providing legal and strategic advice to a select portfolio of growth companies. From 1988 to 1995, Mr. Clarke was a partner in the securities and corporate finance group at Perkins Coie. Mr. Clarke graduated cum laude with a B.A. in Economics from The University of Pennsylvania and magna cum laude with a J.D. from Cornell Law School.

Daniel T. Fagan, age 52. Mr. Fagan has served as a Synthetech director since 2001. Since January 1, 2004, Mr. Fagan has been President and CEO and a director of PepTx, Inc., a biopharmaceutical company that is developing peptide based oncology therapeutics. From July 2001 through 2003, Mr. Fagan was President of ProGen Biologics LLC, a private biopharmaceutical company that develops healthcare solutions for people suffering from autoimmune diseases. In addition, Mr. Fagan has also been a consultant to the biopharmaceutical industry since November 2000. From 1992 to 2000, Mr. Fagan was employed as the General Manager of Peptides by Mallinckrodt, Inc., a subsidiary of Tyco International that manufactures bulk pharmaceuticals. From 1978 to 1991, he was employed in various capacities including President from 1987 to 1991 of Sigma Chemical, a subsidiary of

Sigma Aldrich Corporation that manufactures fine chemicals. Mr. Fagan holds a B.A. in Chemistry from Otterbein College and a Ph.D. in Chemistry from Case Western Reserve University.

Howard L. Farkas, age 80. Mr. Farkas has served as a Synthetech director since 1985. Mr. Farkas serves as the Chairman of the Board of Logic Devices Incorporated, a public corporation that designs and manufactures semiconductors. Since 1981 he has been the President of Farkas Group, Inc., a business management group, and since 1992 he has been President of Windsor Gardens Realty, Inc., which is engaged in residential real estate brokerage. He served as a director of Union Bank & Trust in Denver, Colorado from 1963 to 2002. Mr. Farkas also serves as a director and officer of several private companies. Mr. Farkas graduated from the University of Denver School of Business with a B.S. degree in Business Administration and, though not presently in public or private practice, has been a certified public accountant since 1951.

M. “Sreeni” Sreenivasan, age 55. Mr. Sreenivasan has served as a Synthetech director since 1995. He has served as President and Chief Executive Officer of Synthetech since 1995 and served as Chief Operating Officer from 1990 through 1995. From 1988 to 1990 he was Executive Vice President and General Manager and from 1987 to 1988 he was Director of Manufacturing. Previously, he worked for 13 years for Ruetgers-Nease Chemical Co., a manufacturer of bulk pharmaceuticals and other fine chemicals, in various technical and manufacturing management capacities, including seven years as Plant Manager of its Augusta, Georgia plant. Mr. Sreenivasan received his B.Tech. in Chemical Engineering from the Indian Institute of Technology, Madras, M.S. in Chemical Engineering from Bucknell University and his M.B.A. from Penn State University.

Charles B. Williams, age 57. Mr. Williams has served as a Synthetech director since 1997. In July 2002, Mr. Williams retired from Synthetech, where he held the positions of Vice President of Finance and Administration, Chief Financial Officer, Treasurer and Secretary. Mr. Williams started with Synthetech in 1988 as the Controller. Prior to that time, he served for five years as Controller for White’s Electronics, Inc. of Sweet Home, Oregon. From 1976 to 1983, he held several accounting and financial positions with Teledyne Wah Chang, a metals producer in Albany, Oregon. Mr. Williams earned his B.S. in Economics and M.B.A. from Oregon State University.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has appointed KPMG LLP as independent auditors to audit Synthetech’s consolidated financial statements for the fiscal year ending March 31, 2005. During fiscal 2004, KPMG LLP served as Synthetech’s independent auditors and also provided certain tax services. See “Independent Auditors” on page 31. Representatives of KPMG LLP are expected to attend the annual meeting, to be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board recommends a vote “FOR” the ratification of the appointment of KPMG LLP as Synthetech’s independent auditors for the 2005 fiscal year. If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors.

PROPOSAL NO. 3
APPROVAL OF THE SYNTHETECH, INC.
2004 EQUITY INCENTIVE PLAN

We are asking shareholders to approve Synthetech’s 2004 Equity Incentive Plan (the “2004 Plan”), which will replace our 2000 Stock Incentive Plan (the “2000 Plan”). The 2004 Plan provides for a broader variety of equity incentive awards than the 2000 Plan, which only permitted grants of stock options, and includes provisions relating to performance goals on awards issued under the 2004 Plan, among other things.

The 2004 Plan authorizes the issuance of up to 800,000 shares, plus 60,100 shares which were previously reserved for issuance under the 2000 Plan and our 1995 Incentive Compensation Plan (the “1995 Plan”), which was suspended in connection with the adoption of our 2000 Plan. We believe that replacing the 2000 Plan with the 2004 Plan will assist us in continuing to attract and retain valuable employees. If our shareholders approve the 2004 Plan, effective upon the receipt of such approval, the 2004 Plan will become effective and the 2000 Plan will be suspended.

As of May 28, 2004, approximately 65 individuals were participating in the 2000 Plan. At that date, options to purchase an aggregate of 121,600 shares of common stock were outstanding under the 1995 Plan, options to purchase an aggregate of 1,122,050 shares of common stock were outstanding under the 2000 Plan, and 60,100 shares of common stock remained available for grant under the 2000 Plan.

The Board of Directors adopted the 2004 Plan on May 26, 2004. A copy of the 2004 Plan is attached to this proxy statement as Appendix B and incorporated herein by reference. The description herein is a summary and not intended to be a complete description of the 2004 Plan. Please read the 2004 Plan for more detailed information.

If the 2004 Plan as proposed is not approved by our shareholders, awards will continue to be made under the 2000 Plan as in effect.

Description of the 2004 Equity Incentive Plan

Purpose

The purpose of the 2004 Plan is to attract, retain and motivate our employees, officers and directors by providing them the opportunity to acquire a proprietary interest in our business and to link their interests and efforts to the long-term interests of our shareholders.

Administration

The 2004 Plan is administered by our Board of Directors or the Compensation Committee of our Board of Directors. The Compensation Committee has the authority to administer the plan, including, among other things, the power to select individuals to whom awards are granted, to determine the types of awards and the number of shares subject to each award, to set the terms, conditions and provisions of such awards, to cancel or suspend awards and to establish procedures pursuant to which the payment of any such awards may be deferred. The Compensation Committee may delegate to one or more of our officers, to the extent permitted by Oregon law, the right to grant awards with respect to employees who are not officers or directors.

Eligibility

Awards may be granted under the 2004 Plan to our employees, officers, directors, consultants, agents, advisors and independent contractors. As of May 28, 2004, approximately 65 individuals were eligible to participate in the 2004 Plan.

Types of Awards

The 2004 Plan permits the granting of any or all of the following types of awards: (1) incentive and nonqualified stock options, (2) stock appreciation rights, (3) stock awards, restricted stock and stock units, (4) performance shares and performance units conditioned upon meeting performance criteria, and (5) other stock- or cash-based awards.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant. The exercise price of stock options under the 2004 Plan must be at least 100% of the fair market value of our common stock, as determined by the Compensation Committee. The Compensation Committee will fix the term of each option. Each option will be exercisable at such time or times as determined by the Compensation Committee. Options may be exercised, in whole or in part, by payment in full of the purchase price either in cash, delivery of shares of common stock or delivery of other consideration, or by any combination of cash, stock and other consideration as may be determined by the Compensation Committee. Options may also be exercised by means of a broker-assisted cashless exercise.

After termination of service, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the option agreement. If no such period of time is stated in a participant’s option agreement, a participant will generally be able to exercise his or her option for (a) three months following his or her termination for reasons other than cause, death or disability and (b) one year following his or her termination due to death or disability. If a participant is terminated for cause, all options generally will automatically expire. If a participant dies after termination of service but while an option is still exercisable, the portion of the option that was vested and exercisable as of the date of termination will generally expire on the one-year anniversary of the participant’s death. In no event may an option be exercised later than the expiration of its term.

Stock Appreciation Rights (“SARs”). SARs may be granted alone (“freestanding”) or in addition to other awards and may, but need not, relate to a specific option granted under the 2004 Plan. Upon exercise of an SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR. The Compensation Committee may impose any conditions or restrictions on the exercise of an SAR as it deems appropriate; however, under the 2004 Plan the grant price of a freestanding SAR generally will not be less than the fair market value of a share of common stock for the date of grant, and the term will not be more than ten years. Payment upon such exercise will be in cash, stock, other property or any combination of cash, stock or other property as determined by the Compensation Committee. Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR will generally be canceled to the extent the option has been exercised.

Stock Awards, Restricted Stock and Stock Units. Awards of shares of stock, or awards designated in units of stock, may be granted and may be made subject to forfeiture restrictions at the Compensation Committee’s discretion, which the Compensation Committee may waive at any time in its sole discretion. Until the lapse of any restrictions, recipients may not dispose of their restricted stock. Upon termination of employment during the restriction period, all shares of restricted stock still subject to restriction will be forfeited, subject to any exceptions that may be authorized by the Compensation Committee.

Performance Awards. Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to property other than stock. Performance shares or performance units may be payable upon the attainment of performance criteria and other terms and conditions established by the Compensation Committee, and the amount of any payment may be adjusted on the basis of such further consideration as the Compensation Committee determines. Performance awards may be paid entirely or in any combination of cash, stock or other property, in the discretion of the Compensation Committee.

Other Stock- or Cash-Based Awards. The Compensation Committee is also authorized to grant to participants, either alone or in addition to other awards granted under the 2004 Plan, incentives payable in cash or in shares of common stock subject to terms and conditions determined by the Compensation Committee.

Shares Subject to the 2004 Plan

Number of Shares Reserved for Issuance. The 2004 Plan authorizes the issuance of up to 800,000 shares of common stock, plus 60,100 shares which were previously reserved for issuance under the 2000 Plan but not subject to outstanding options, 1,122,050 shares of common stock subject to outstanding options under the 2000 Plan and 121,600 shares of common stock subject to outstanding options under the 1995 Plan, to the extent the shares of common stock are not issued pursuant to such options. Shares of common stock subject to options under the 2000 Plan or the 1995 Plan that are not exercised or settled in shares will become available for grant under the 2004 Plan. Shares of common stock covered by an award granted under the 2004 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the 2004 Plan that are forfeited, settled for cash or otherwise terminated and shares withheld by or tendered in connection with the exercise of an option or other award granted under the 2004 Plan or in connection with the satisfaction of tax withholding obligations relating to awards or exercises of options or other awards are available for grant under the 2004 Plan. Awards made or adjusted to assume or convert awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2004 Plan. The shares of stock deliverable under the 2004 Plan will consist of authorized and unissued shares. The Compensation Committee may adjust the aggregate number of shares or the awards under the plan in the event of a change affecting shares of common stock, such as stock dividends, recapitalization, reorganization or mergers.

Limitations on Use of Shares Subject to the 2004 Plan. The 2004 Plan contains limitations on the numbers of shares of common stock that may be awarded in any one year to certain participants, and on the aggregate maximum number of shares of common stock that can be awarded under certain types of awards. The Compensation Committee may not make awards under the 2004 Plan to any single participant who is a “covered employee” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Code”), in any calendar year that relate to more than 400,000 shares of common stock, except that the Compensation Committee may make a one-time award to a newly hired or promoted covered employee relating to up to 350,000 shares of common stock. In addition the Compensation Committee may not grant performance units to any single covered employee in any one calendar year with a maximum dollar value greater than $500,000. Under the 2004 Plan, the Compensation Committee may only make awards that do not have performance goals, or are not granted in lieu of performance-based bonus or are subject only to time-based restrictions of less than three years duration, with respect to up to 50% of the maximum aggregate number of shares reserved for issuance under the 2004 Plan.

Nonassignability of Awards

Unless the Compensation Committee determines otherwise, no award granted under the 2004 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary in a manner established by the Compensation Committee or by the laws of descent and distribution. Each award may be exercisable, during the participant’s lifetime, only by the participant, or, if permissible under applicable law, by the participant’s guardian or legal representative.

Term, Termination and Amendment

Unless earlier terminated by our Board of Directors or the Compensation Committee, the 2004 Plan will terminate on July 15, 2014. The Board of Directors or the Compensation Committee may generally amend, alter, suspend, discontinue or terminate all or a portion of the 2004 Plan at any time, as long as the rights of a participant are not materially impaired without the participant’s consent, subject to shareholder approval to the extent necessary to comply with applicable law, stock exchange rule or regulatory requirements or, as determined by the Compensation Committee, to qualify with tax requirements. The Compensation Committee may amend the terms of any award granted, prospectively or retroactively, but cannot materially impair the rights of any participant without the participant’s consent. The Compensation Committee may not reprice options or SARs without shareholder approval. Also, generally, no change or adjustment may be made to an outstanding incentive stock option, without the consent of the participant, which would cause the incentive stock option to fail to continue to qualify as an incentive stock option under the Code.

Performance-Based Compensation under Section 162(m)

Under Section 162(m) of the Code, we are generally prohibited from deducting compensation paid to our Chief Executive Officer and our four other most highly compensated executive officers in excess of $1,000,000 per person in any year. However, compensation that qualifies as performance-based is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. In general, the Compensation Committee determines the terms and conditions of awards. If the Compensation Committee intends to qualify an award as “qualified performance-based compensation” under Section 162(m) of the Code, the performance goals it may choose include any or all of the following or any combination: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; inventory turns; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; store openings; growth and development of new concepts; market share; net income (including or excluding extraordinary items, restructuring charges or other expenses); return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, cash management or asset management metrics; any individual performance objective measured solely in terms of quantitative targets related to Synthetech, or its business; or any increase or decrease of one or more of the forgoing over a specified period. Performance goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. Performance goals may relate to the performance of Synthetech, any subsidiary, any portion of the business, product line or any combination, relative to a market index, a group of companies (or their subsidiaries, business units or product lines), or a combination, all as determined by the Compensation Committee. The Compensation Committee shall have absolute discretion to reduce the amount of the award payable to any participant for any period below the maximum award determined based on the attainment of performance goals. The Compensation Committee may decide not to pay any such award to a participant for a period, based on such criteria, factors and measures as the Compensation Committee in its sole discretion may determine, including but not limited to individual performance and the financial and other performance of Synthetech, a subsidiary or other business unit.

Company Transaction and Change in Control

Restrictions on awards granted under the 2004 Plan will terminate in certain circumstances that constitute a change of control or a merger, stock or asset sale or similar company transaction that does not involve a related party.

Change in Control. Under the 2004 Plan, a change in control of Synthetech means the occurrence of any of the following events:

  An acquisition of beneficial ownership of 25% or more of either (a) the then outstanding shares of common stock of Synthetech or (b) the combined voting power of the then outstanding voting securities of Synthetech entitled to vote generally in the election of directors (excluding any acquisition directly from Synthetech, any acquisition by Synthetech, any acquisition by any employee benefit plan of Synthetech, or a related party transaction.)
  A change in the composition of our Board of Directors during any two-year period such that the incumbent board members cease to constitute at least a majority (not including directors whose election was approved by more than half of the incumbent board).

Under the 2004 Plan, to maintain all of the participants’ rights in the event of a change in control of Synthetech, unless the Compensation Committee determines otherwise with respect to a particular award:

  Any options and stock appreciation rights shall become fully exercisable and vested to the full extent of the original grant.
  Any restrictions and deferral limitations applicable to any restricted stock or stock units shall lapse.

  All performance shares and performance units shall be considered to be earned and payable in full at target levels, and any deferral or other restriction shall lapse and such performance stock and performance units shall be immediately settled or distributed.
  Any restrictions and deferral limitations and other conditions applicable to any other awards shall lapse, and such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

The Compensation Committee can provide a cash-out right for awards in connection with a change in control.

Company Transaction. Under the 2004 Plan, a company transaction means the consummation of any of the following:

  a merger or consolidation of us with or into any other company or other entity;
  a sale in one transaction or a series of transactions undertaken with a common purpose of all of our outstanding voting securities; or
  a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of our assets.

Under the 2004 Plan, a related party transaction means a company transaction pursuant to which:

  the beneficial ownership of us or the resulting company remains the same with respect to more than 50% of the voting power of the outstanding voting securities in substantially the same proportions as immediately prior to such company transaction;
  no entity (other than Synthetech or an affiliate) will beneficially own 25% or more of the outstanding shares of common stock of the resulting company or the voting power of the outstanding voting securities; and
  our incumbent board will after the company transaction constitute at least a majority of the board of the company resulting from such company transaction.

Under the 2004 Plan, to maintain all of the participants’ rights in the event of a company transaction that is not a change in control or a related party transaction, unless the Compensation Committee determines otherwise at the time of grant with respect to a particular award or elects to cash-out awards:

  All outstanding awards (other than performance awards) become fully and immediately exercisable, and any restrictions or forfeiture provisions lapse, immediately prior to the company transaction, unless such awards are converted, assumed, or replaced by the successor company.
  Performance awards earned and outstanding become payable in full at target levels and deferrals or other restrictions not waived by the Compensation Committee shall remain in effect.

U.S. Federal Income Tax Consequences

The following briefly describes the U.S. federal income tax consequences of the 2004 Plan generally applicable to us and to participants who are U.S. citizens.

Stock Options

Nonqualified Stock Options. A participant will not recognize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options. A participant will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends other than as a result of death (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a non-qualified stock option). If a participant sells or exchanges the shares after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.

With respect to both non-qualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

A participant will not recognize taxable income upon the grant of an SAR. Upon the exercise of an SAR, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the SAR.

Restricted Stock Awards

A participant who receives a restricted stock award generally will recognize taxable ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to us by the participant for the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse the participant will not recognize any additional income. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to us by the participant for the shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of election, if an election was made by the participant. If the participant forfeits the shares to us (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election. Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Performance Awards and Other Stock Unit Awards

A participant will not recognize taxable income upon the grant of a performance award. Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant will recognize taxable ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid to us by the participant with respect to the award. The tax consequences of other stock unit awards will depend upon the specific terms of each award.

Tax Consequences to Synthetech

In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under Section 162(m).

Tax Withholding

We are authorized to withhold from any award granted or payment due under the 2004 Plan the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The Compensation Committee is authorized to establish procedures for election by participants to satisfy their obligations for the payment of withholding taxes by delivery of shares of our stock or by directing us to retain stock otherwise deliverable in connection with the award.

Other Information

A new plan benefits table, as described in the federal proxy rules, is not provided because all awards made under the 2004 Plan are discretionary. The closing price of our common stock, as reported on the Nasdaq National Market on May 28, 2004, was $1.27 per share.

Our Board recommends a vote “FOR” the approval of Synthetech’s 2004 Equity Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information about the shares of our common stock that were authorized for issuance under all of our equity compensation plans in effect as of March 31, 2004. The table does not include shares that will be authorized pursuant to the 2004 Plan submitted to the shareholders for approval at the annual meeting. We do not have any equity compensation plans that have not been approved by our shareholders. Of the shares listed in the following table, options to purchase 121,600 shares of common stock were outstanding under the 1995 Plan, and options to purchase 916,050  shares of common stock were outstanding under our 2000 Plan.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	1,037,650	$1.70	380,045(1)(2)

Equity compensation plans not approved by security holders	0	-	0

(1)	Consists of 266,100 shares of common stock remaining available for issuance under our 2000 Plan, which includes cancellations from our 1995 Plan and 113,945 shares available for issuance under the Synthetech, Inc. 2000 Stock Purchase Plan.

(2)	Our outside directors, other than Paul Ahrens, receive automatic option grants pursuant to the terms of the 2000 Plan as follows: (1) an initial grant to purchase 10,000 shares of common stock as of the date of the director’s initial election or appointment to the Board and (2) an additional grant to purchase 15,000 shares of our common stock on the first annual meeting after initial election or appointment. The initial grant to purchase 10,000 shares is fully vested upon grant. The subsequent grant to purchase 15,000 shares vests and becomes exercisable with respect to 3,000 of the shares on the first anniversary of the grant date and an additional 3,000 of the shares vest and become exercisable each anniversary thereafter, assuming continued Board service.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows common stock ownership on May 28, 2004, the record date, except as otherwise noted, by:

  each person who beneficially owned more than 5% of Synthetech common stock on that date;
  each of the current executive officers named in the Summary Compensation Table on page 25 and each of the current directors; and
  all current Synthetech executive officers, directors and director nominees as a group.

The number of shares beneficially owned by each entity or person is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of July 27, 2004 through the exercise of any stock option or other right.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Wells Fargo & Company	1,127,380(2)	7.6%
420 Montgomery Street
San Francisco, CA 94104
Paul C. Ahrens	1,068,291	7.2%
M. "Sreeni" Sreenivasan	656,518(3)	4.4%
Charles B. Williams	306,620(4)	2.1%
Howard L. Farkas	115,000(5)	*
Joel D. Melka	44,800(6)	*
David R. Clarke	41,000(7)	*
Daniel T. Fagan	35,900(8)	*
Gary A. Weber	23,100(9)	*
Dr. Michael Standen	11,000(6)	*
All Executive Officers and Directors as a Group (9 persons)	2,302,229(10)	15.5%

* Less than 1%.

(1)	The denominator used in calculating the percentage is equal to the number of shares outstanding plus the number of shares the beneficial owner (or group of beneficial owners) has a right to acquire immediately or within 60 days pursuant to warrants or options.
(2)	Based on a Schedule 13G filing dated January 28, 2004.
(3)	Includes 522,018 shares held in the Sreenivasan Living Trust, of which Mr. Sreenivasan and his spouse are the trustees, and options to purchase 134,500 shares.
(4)	Includes 200,120 shares held in the Williams Living Trust, of which Mr. Williams and his spouse are the trustees, and options to purchase 106,500 shares.
(5)	Includes options to purchase 65,000 shares.
(6)	Consists of options to purchase shares.
(7)	Includes options to purchase 39,000 shares.

(8)	Includes options to purchase 19,000 shares.
(9)	Includes options to purchase 20,000 shares.
(10)	Includes options to purchase 439,800 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Synthetech’s executive officers, directors and holders of more than 10% of Synthetech common stock to file reports of ownership and changes in ownership with the SEC. Synthetech believes that during its fiscal year ended March 31, 2004, all reports required under Section 16(a) were timely filed, except that in November 2003, Paul Ahrens, a Synthetech director, failed to timely file a report on Form 4, Statement of Changes in Beneficial Ownership of Securities, to report one transaction.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation information for Synthetech’s Chief Executive Officer and Synthetech’s four other most highly-paid executive officers who received over $100,000 during fiscal years 2004, 2003 and 2002.

	Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)(3)	All Other Compensation ($)(1)
M. "Sreeni" Sreenivasan	2004	187,000	-	-	14,510
President & Chief Executive	2003	204,000	-	20,000	13,020
Officer	2002	204,000	7,500(2)	124,500	10,758

Gary A. Weber(4)	2004	121,354	-	20,000	4,505
Vice President of Finance	2003	101,563	-	30,000	19,800(5)
and Administration & Chief	-	-	-	-	-
Financial Officer

Joel D. Melka	2004	116,500	-	20,000	7,942(6)
Director of Manufacturing	2003	118,500	-	25,000	5,613
	2002	111,000	-	2,500	5,250

Dr. Michael C. Standen	2004	100,190	-	16,000	34,550(7)
Director of Technology	2003	93,850	1,700	10,000	-
	2002	89,500	-	-	-

(1)	Consists principally of amounts contributed by Synthetech under its 401(k) Plan unless otherwise indicated.
(2)	In fiscal 1999, Mr. Sreenivasan was granted a special $45,000 bonus payable over thirty-six months. The bonus figures include a $7,500 payment in fiscal 2002.
(3)	All of the stock options included in this table for fiscal 2002 were granted pursuant to Synthetech’s option exchange program. Options to purchase 11,500 shares granted to Mr. Sreenivasan in fiscal 2001, options to purchase 14,000 shares granted to Mr. Sreenivasan in fiscal 2000 and options to purchase 2,500 shares granted to Mr. Melka in fiscal 2000 were cancelled in fiscal 2002 and replaced pursuant to our option exchange program.
(4)	Mr. Weber joined Synthetech in June 2002.
(5)	Represents the value between the exercise price of a nonqualified stock option and the market price of our common stock on the date the option was granted. The option’s exercise price was equal to 20% of our common stock’s closing price on the Nasdaq Stock Market on the date of grant.
(6)	Includes $2,117 received upon exercise of a nonqualified stock option.
(7)	Includes $5,488 received upon exercise of a nonqualified stock option and moving expenses of $27,395.

Stock Option Grants in Last Fiscal Year

The following table provides information concerning stock options granted during fiscal 2004 to executive officers named in the Summary Compensation Table.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation (Through Expiration Date)(3)
Name	Number of Securities Underlying Options (#)	% of Total Options(1)	Exercise Price ($/Sh)(2)	Expiration Date	0% ($)	5% ($)	10% ($)
M. "Sreeni" Sreenivasan	-	-	-	-	-	-	-
Gary A. Weber	20,000	9.8%	$ 1.28	May 7, 2013	-	$16,100	$40,800
Joel D. Melka	20,000	9.8%	$ 1.28	May 7, 2013	-	$16,100	$40,800
Dr. Michael C. Standen	16,000	7.8%	$ 1.28	May 7, 2013	-	$12,880	$32,640

(1)	In fiscal 2004, Synthetech granted options to employees to purchase approximately 205,000 shares.
(2)	Each option has an exercise price equal to the fair market value of our common stock as of the date of the grant. These grants vest at a rate of 25% on April 1, 2004, 2005, 2006 and 2007.
(3)	In accordance with rules of the SEC, these amounts are the hypothetical gains or “option spreads” that would exist for the options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. The hypothetical gains are not intended by Synthetech to forecast future appreciation, if any, of the price of our common stock, and Synthetech expressly disclaims any representation to that effect.

Aggregated Option Exercises in Fiscal Year and Fiscal Year-End Option Values

The following table indicates the number of shares acquired upon exercise of options during fiscal 2004 and the value realized, the number of shares subject to exercisable (vested) and unexercisable (unvested) options as of March 31, 2004, and the value of exercisable and unexercisable “in-the-money” options.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)(1)
Name	Shares Acquired On Exercise (#)	Value Received($)(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
M. "Sreeni" Sreenivasan	-	-	129,500	15,000	$16,185	-
Gary A. Weber	-	-	7,500	42,500	$ 4,800	$21,000
Joel D. Melka	2,200	2,117	33,500	38,750	$ 4,459	$ 6,600
Dr. Michael C. Standen	4,000	5,353	4,500	25,500	$ 2,200	$ 7,500

(1)	Calculated based on the difference between the exercise price and $1.61, the closing stock price per share on March 31, 2004.
(2)	Calculated based on the difference between the market price of the shares purchased on the exercise date and the exercise price multiplied by the number of shares covered by the exercised option.

EMPLOYMENT AGREEMENTS

In July 1997, Synthetech entered into an employment agreement with Mr. Sreenivasan. In addition to providing for an annual base salary, the employment agreement has certain noncompetition and nonsolicitation provisions. Pursuant to the agreement, Synthetech agreed to pay Mr. Sreenivasan certain payments after termination of his employment for any reason other than death. Specifically, Synthetech agreed to pay an amount equal to his base salary earned during the 12-month period immediately preceding the date of termination plus an additional amount for one year of health insurance coverage. Synthetech has certain rights to extend the agreement and payments under the Agreement for a total of 24 months after termination of employment. In the event Mr. Sreenivasan were to die during the payment period, Synthetech’s payment obligation would immediately terminate.

PERFORMANCE GRAPH

The graph below shows the cumulative total shareholder return assuming the investment of $100 on March 31, 1999 in each of (a) Synthetech’s common stock, (b) the Nasdaq Stock Market Index (U.S.) and (c) the S&P Specialty Chemicals Index. The graph assumes reinvestment of any dividends. Historic stock price performance is not necessarily indicative of future stock price performance.

**COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN**
AMONG SYNTHETECH, INC., THE NASDAQ STOCK MARKET (U.S.)
INDEX AND THE S&P SPECIALTY CHEMICALS INDEX

DOLLARS
250
200
150
100
50
0
3/99
3/00
3/01
3/02
3/03
3/04
SYNTHETECH, INC.
NASDAQ STOCK MARKET (U.S.)
S&P SPECIALTY CHEMICALS

	3/31/99	3/31/00	3/31/01	3/31/02	3/31/03	3/31/04
Synthetech, Inc.	$ 100.00	$ 95.73	$ 48.57	$ 38.86	$ 25.60	$ 36.80
Nasdaq Stock Market Index (U.S.)	$ 100.00	$ 198.27	$ 76.74	$ 80.73	$ 59.17	$ 91.17
S&P Specialty Chemicals Index	$ 100.00	$ 108.03	$ 92.79	$ 117.50	$ 107.91	$ 134.21

COMPENSATION COMMITTEE REPORT

The Compensation Committee sets, reviews and administers Synthetech’s executive compensation program and is comprised of the individuals noted below, each of whom are non-employee directors of Synthetech. The responsibilities of the Compensation Committee include establishing and approving salaries and other compensation paid to Synthetech’s directors and executive officers and administering Synthetech’s equity compensation plans, in which capacity the Compensation Committee reviews and approves stock option and other grants to all employees.

Compensation Philosophy

Synthetech’s compensation philosophy is that cash compensation should be directly linked to the company’s short-term performance and that longer-term incentives, such as stock options, should be aligned with the objective of enhancing shareholder value over the long term. The use of stock options or other equity grants is intended to link the interests of Synthetech’s CEO and other Synthetech officers and employees to the interests of the shareholders. In addition, the Compensation Committee believes that the total compensation package must be competitive with other companies in the industry to ensure that Synthetech can continue to attract, retain and motivate key employees who are critical to the company’s long-term success.

Components of Executive Compensation

The principal components of compensation for Synthetech’s CEO and other executives are base salary, bonuses and stock options.

Base salary is set based on competitive factors and the historic salary structure for various levels of responsibility within the company. In addition, Synthetech relies on bonuses to emphasize the importance of performance.

The equity component of compensation for Synthetech’s CEO and other executives is the equity compensation program. Equity grants are generally granted when an executive joins Synthetech and, typically, on an annual basis thereafter. The options granted to the executives from the 2000 Stock Incentive Plan vest over a period of four years. The purpose of the annual option grants is to ensure that the executive always has options that vest in increments over the following four-year period. This provides a method of retention and motivation for Synthetech’s senior level executives and also aligns senior management’s objectives with long-term stock price appreciation.

Other elements of compensation for Synthetech’s CEO and other executives are participation in company-wide life insurance, long-term disability insurance, medical benefits and the ability to defer compensation pursuant to a 401(k) plan. Matching contributions to the 401(k) plan of up to 10% of eligible base pay were made in fiscal 2004.

Based on Synthetech’s financial results in fiscal 2004, the Compensation Committee granted small bonuses to Synthetech’s executive officers, other than the CEO.

Corporate Tax Deduction on Compensation in Excess of $1 Million per Year

Section 162(m) of the Internal Revenue Code of 1986 limits to $1,000,000 per person the amount that a company may deduct for compensation paid to any of its most highly compensated officers. Synthetech anticipates that the levels of salary and bonus it pays will not generally exceed that limit. Under Section 162(m) regulations, the $1,000,000 cap on deductibility will not apply to compensation received through the exercise of stock options that meet certain requirements. Synthetech’s current policy is generally to grant options that meet the deductibility requirements of such regulations.

Compensation Committee Report on Executive Compensation Submitted by:

Paul C. Ahrens, Chair Daniel T. Fagan

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to Synthetech’s audited financial statements for the fiscal year ended March 31, 2004 (the “Audited Financial Statements”). The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that Synthetech specifically incorporates it by reference in such filing.

Report of the Audit Committee

The Audit Committee reviews Synthetech’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. Synthetech’s independent auditors are responsible for expressing an opinion on the conformity of Synthetech’s audited financial statements to generally accepted accounting principles. In this context, the Audit Committee reviewed and discussed with management and the independent auditors the Audited Financial Statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed under applicable accounting standards, including those described by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from Synthetech and its management. The Audit Committee has considered the provision of services by KPMG LLP for preparing Synthetech’s annual tax returns and for advice regarding tax compliance and planning and has determined that the provision of such services is compatible with the maintenance of KPMG’s independence. Based on their review and discussions with management and the independent auditors, the Audit Committee has recommended to the Board that the Audited Financial Statements be included in Synthetech’s Annual Report on Form 10-K for the year ended March 31, 2004 for filing with the SEC. The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors.

Audit Committee Report Submitted by:

Howard L. Farkas, Chair David R. Clarke Daniel T. Fagan

INDEPENDENT AUDITORS

The Audit Committee has appointed KPMG LLP as Synthetech’s independent auditors for the fiscal year ending March 31, 2005. Representatives of KPMG LLP are expected to be present at the annual meeting, to have the opportunity to make a statement, if they so desire, and to be available to respond to appropriate questions.

It is the Audit Committee’s policy to pre-approve all auditing services and permitted non-audit services (including fees and the terms thereof) to be performed for Synthetech by the independent auditors. The Committee may delegate the authority to grant pre-approvals to subcommittees and may pre-approve services by establishing detailed pre-approval policies and procedures as to a particular service.

All fees were pre-approved by the Audit Committee in fiscal 2004 and 2003.

Fees billed by KPMG LLP in fiscal 2004 and 2003 were as follows:

Services Rendered	Fees
	FY 2004	FY 2003
Audit Fees (1)	$ 51,273	$ 52,800
Audit-Related Fees	--	--
Tax Fees (2)	18,400	20,450
All Other Fees	--	--

Total	$ 69,673	$ 73,250

(1)	For professional services for auditing Synthetech’s annual financial statements and reviewing the financial statements included in Synthetech’s Quarterly Reports on Form 10-Q.

(2)	For professional services for preparing Synthetech’s annual tax returns and for advice regarding tax compliance and planning.

                                   APPENDIX A

                                SYNTHETECH, INC.
                             AUDIT COMMITTEE CHARTER

The Board of Directors shall appoint annually the Audit Committee (the "Committee") upon recommendation of the Nominating and Governance Committee. The Committee shall have the purpose, responsibilities and functions described below. Members of the Committee shall serve at the will of the Board and may be removed by the Board at any time with or without cause. Members of the Committee shall serve at the will of the Board and may be removed by the Board in its discretion.

COMPOSITION. The Committee shall be comprised of three or more directors. Each member shall meet the independence and financial literacy requirements established by the Board, the Nasdaq Stock Market and any other applicable rules and regulations, as may be in effect from time to time, including regulations limiting Committee member compensation.
The Board, in its exercise of independent business judgment shall determine the
"independence" of directors for this purpose. The Board shall appoint at least one member to the Committee who is either an "audit committee financial expert" as defined by the
Securities and Exchange Commission (the "SEC") or who satisfies the "financial sophistication" requirement of the Nasdaq Stock Market. In addition, no Committee member may have participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time in the past three years. Committee members shall not simultaneously serve on the audit committees of more than two other public companies without first obtaining approval from the Board. The Board shall appoint the members of the Committee annually at the Company's annual meeting or as necessary to fill vacancies in the interim. The Board shall designate a Chair of the Committee. In the absence of a member designated by the Board to serve as Chair, the members of the Committee may appoint from among their number a person to preside at their meetings.

PURPOSE. The Committee's primary purpose shall be to assist the Board's oversight of (i)
the integrity of the financial statements of the Company, (ii) the Company's compliance with legal and regulatory requirements, and (iii) the qualifications, performance and independence of the Company's independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the
Company ("independent auditors"). The Committee shall also prepare the audit committee report required by the SEC to be included in the Company's annual proxy statement. The
Committee shall also perform such other duties and responsibilities assigned to the
Committee in this Charter or otherwise assigned to it by the Board.

AUTHORITY. The Committee shall have the authority to review and investigate any matter or activity involving financial accounting, reporting, conflict of interest, or internal controls of the Company. The Committee shall have the authority to engage and to obtain advice and assistance from outside legal, accounting or other advisors without seeking approval from the Board. The Company shall provide appropriate funding to, and as determined by, the Committee for payment of (i) the compensation of any registered accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Committee and (iii) the Committee's ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

DUTIES AND RESPONSIBILITIES. The duties and responsibilities of the Committee shall be to:

     1.  Lead the Board in fulfilling its statutory and fiduciary responsibilities for fiscal examinations of the Company and in monitoring management's and the independent auditors' participation in the Company's accounting and financial reporting process.

                                      A-1

     2.  Review the Company's administrative, operational and internal controls over financial reporting and its prescribed fiscal procedures, financial controls and codes of conduct with the independent auditors and the Company's financial management.

     3.  Exercise sole authority to appoint, retain, compensate, oversee, evaluate and terminate the Company's independent auditors for the purpose of preparing and issuing an audit report or performing any other audit review or attest services for the Company. The Committee shall have the authority to approve all audit engagement fees and terms. In discharging its authority over the engagement of the independent auditors', the Committee shall consider, among other things, the independence and effectiveness of the independent auditors. The Committee shall resolve all disagreements between the Company's management and the independent auditors regarding financial accounting and reporting. The independent auditors shall report directly to the Committee. The Committee shall exercise sole authority to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimis exception for non-audit services described in
         Section 10A(i)(1)(B) of the Securities and Exchange Act of 1934, which are approved by the Committee prior to the completion of the audit. The Committee shall not engage the independent auditors to perform non-audit services prohibited by law or regulation. The Committee shall consult with management but shall not delegate these responsibilities to management. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. The Committee may pre-approve services by establishing detailed pre-approval policies and procedures as to the particular service, provided that the Committee is informed of each service pre-approved and that no pre-approval shall be delegated to management. In considering whether to pre-approve any non-audit services, the Committee or its delegees shall consider whether the provision of services is compatible with maintaining the independence of the independent auditor.

     4.  At least annually, (a) evaluate the independent auditors' qualifications, performance and independence, including whether the independent auditor's performance of permissible non-audit services is compatible with the independent auditor's independence; (b) obtain and review a report from the Company's independent auditors describing (x) the independent auditors' internal quality-control procedures, (y) any material issues raised by the most recent quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with these issues, and (c)
         discuss and evaluate all relationships between the independent auditors and the
         Company or any other relationships or services that may adversely affect the independence or objectivity of the independent auditor (to be used as an aid in assessing the independent auditors' independence). Obtain the written statement from the independent auditors that the independent auditors are required to furnish to the Committee under Independence Standards Board Standard No. 1, including a formal written statement by the independent auditors delineating all relationships between the independent auditor and the Company. At least annually, present its conclusions with respect to the independent auditors to the Board.

     5.  Obtain from the independent auditors assurance that Section 10A of the Exchange Act has been adhered to.

     6.  Ensure that the independent auditors' lead partner and reviewing partner are replaced every five years. In addition, the Committee shall consider, from time to time, whether a rotation of the independent auditing firm would be in the best interests of the Company and its shareholders.

                                      A-2

     7.  Review the report from the independent auditors required by Section 10A of the
         Exchange Act describing, as to any audit it performs:

         a.   all critical accounting policies and practices to be used;

         b.   all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternatives, and the treatment preferred by the independent auditors; and

         c.   other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

     8.  As required, set clear Company policies as to the hiring of employees or former employees of the Company's independent auditors.

     9.  Discuss the Company's earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information). This discussion may be done generally, such as discussing the types of information to be disclosed and the types of presentations to be made. Prior to the issuance of the Company's release of quarterly and annual earnings, the Committee shall review with the independent auditors and management of the Company the results of each quarterly review and annual audit and any other matters required to be communicated to the
         Committee by the independent auditors under generally accepted auditing standards.

     10. Review and discuss with management and the independent auditors the Company's annual audited financial statements, quarterly unaudited financial statements, and "Management's Discussion and Analysis of Financial Condition and Results of
         Operations" proposed to be included in the Company's periodic reports filed with the SEC. Determine whether the independent auditors take exception to any of the disclosures contained in the financial statements and discuss any other matters required to be communicated to the Committee by the independent auditors.
         Recommend to the Board whether, based on discussions with management and the independent auditors, the financial statements shall be included in the Company's
         Annual Report on Form 10-K or Quarterly Reports on Form 10-Q, as the case may be.

     11. Provide annually to the Board (a) the report of the Committee, for inclusion in the Company's annual meeting proxy statement, which includes the written statement required to be made by the Committee in order to comply with proxy reporting obligations and (b) such written certification regarding the Committee as is required currently by the Nasdaq Stock Market.

     12. Review the scope and staffing of the annual audit plan and other activities and proposed fees of the independent auditors.

     13. Evaluate the effectiveness of the Company's external audit efforts, accounting and financial controls, policies and procedures, and compliance with business ethics policies and practices through a review of reports by, and at regular meetings with the independent auditors and management, as appropriate.
         Periodically meet separately with management and the independent auditors.

     14. Discuss with the independent auditors matters relating to the scope and results of the independent auditors' audit that the independent auditors are required to provide to the Committee under Statement on Auditing Standards No. 61 as modified or supplemented.

                                      A-3

     15. Regularly review with the independent auditors any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditors' activities, restrictions on access to requested information and any significant disagreements with management. Review with the independent auditors: (a) any accounting adjustments that were noted or proposed by the independent auditors but were "passed," (b) any communications between the audit team and the accounting firm's national office respecting auditing or accounting issues presented by the engagement (c) any "management" or "internal control"
         letter issued, or proposed to be issued, by the independent auditors to the
         Company; and (d) any reports of the independent auditors with respect to interim periods.

     16. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including any
         Company risk assessment and risk management guidelines and policies.

     17. Review and discuss (a) the adequacy of the Company's internal control over financial reporting, and any significant deficiencies or changes in such control;
         (b) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the
         Company's internal control over financial reporting and any specific audit steps adopted in light of material deficiencies in internal control over financial reporting; (c) analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, if any, on the financial statements of the Company; and (d)
         disclosures made to the Committee and independent auditors by the Company's CEO and CFO during their certification process for the Form 10-K and Forms 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal control over financial reporting. Review and discuss with the independent auditors and such others as the Committee deems appropriate, the scope and results of the internal audit program.

     18. Periodically review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

     19. Develop, periodically review and recommend to the Board appropriate revision to the Company's Code of Conduct and Code of Ethics to the extent required by applicable laws, regulations and listing requirements.

     20. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     21. Discuss with the Company's outside legal counsel (a) legal matters that may have a material impact on the financial statements, (b) the Company's compliance policies, (c) any material reports or inquiries received from regulators or governmental agencies and (d) any reports of material violations of securities laws or breaches of fiduciary duty.

     22. Review and approve reports and disclosures of insider and affiliated party transactions.
                                      A-4

     23. Annually, review and reassess the adequacy of the Committee Charter and recommend any proposed changes to the Board for approval.

     24. Annually review its own performance and make appropriate recommendations.

LIMITATION OF COMMITTEE'S ROLE. Notwithstanding that the Committee has the duties and responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for preparing the
Company's financial statements and the independent auditors are responsible for auditing those financial statements.

MEETINGS. The Committee shall hold at least four meetings each year and others as deemed necessary by its Chair. The Committee shall report regularly to the Board and make recommendations to the Board as it considers appropriate. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

COMMITTEE AGENDAS. The Chair, in consultation with the appropriate members of the
Committee and Company management, will develop the Committee's agenda.

                                       A-5

                                   APPENDIX B

                                SYNTHETECH, INC.

                           2004 EQUITY INCENTIVE PLAN

                               SECTION 1. PURPOSE

The purpose of the Synthetech, Inc. 2004 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the
Company's shareholders.

                             SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in
Appendix A.

                            SECTION 3. ADMINISTRATION

3.1      ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange
Act, or any successor definition adopted by the Securities and Exchange
Commission, and an "outside director" within the meaning of Section 162(m) of the Code, or any successor provision thereto. Notwithstanding the foregoing, the
Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to
Section 16 of the Exchange Act or Awards granted pursuant to Section 16 of the
Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of
Eligible Persons, within limits specifically prescribed by the Board or the
Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the "Committee"
shall be, as applicable, to the Compensation Committee or any other committee or any officer to whom the Board or the Compensation Committee has delegated authority to administer the Plan.

3.2      ADMINISTRATION AND INTERPRETATION BY COMMITTEE

(a) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a
Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type

                                       B-1

or types of Award to be granted to each Participant under the Plan; (iii)
determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company's employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b) In no event, however, shall the Committee have the right, without shareholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 15, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option.

(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant's working less than full-time shall be determined by the
Company's chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation
Committee, whose determination shall be final.

(d) Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any shareholder and any
Eligible Person. A majority of the members of the Committee may determine its actions.

                      SECTION 4. SHARES SUBJECT TO THE PLAN

4.1      AUTHORIZED NUMBER OF SHARES

Subject to adjustment from time to time as provided in Section 15.1, the number of shares of Common Stock available for issuance under the Plan shall be:

(a) 800,000 shares; plus

(b) any authorized shares (i) not issued or subject to outstanding awards under the Company's 2000 Stock Incentive Plan (the "PRIOR PLAN") on the Effective Date
and (ii) any

                                      B-2

shares subject to outstanding awards under the Prior Plan on the Effective Date that cease to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in shares), up to an aggregate maximum of 1,303,750 shares, subject to adjustment from time to time as provided in Section 15.1, which shares shall cease, as of such date, to be available for grant and issuance under the Prior Plan, but shall be available for issuance under the Plan.

Shares issued under the Plan shall be drawn from authorized and unissued shares.

4.2      SHARE USAGE

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any
Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a
Participant and thereafter are forfeited to or otherwise reacquired by the
Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of
Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an
Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b) The Committee shall also, without limitation, have the authority to grant
Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an
Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation
Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common
Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In

                                      B-3

the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger, consolidation or statutory share exchange is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the
Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d) Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

4.3      LIMITATIONS

(a) Subject to adjustment as provided in Section 15, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan other than
Awards of Options or Stock Appreciation Rights shall not exceed 50% of the aggregate maximum number of shares specified in Section 4.1.

(b) Subject to adjustment as provided in Section 15.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan other than
Awards of Options or Stock Appreciation Rights that contain no restrictions or restrictions based solely on continuous employment or services for less than three years (except where Termination of Service occurs by reason of death,
Retirement or Disability) shall not exceed 50% of the aggregate number of shares specified in Section 4.1.

                             SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a
Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

                                SECTION 6. AWARDS

6.1      FORM, GRANT AND SETTLEMENT OF AWARDS

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any
Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

                                      B-4

6.2      EVIDENCE OF AWARDS

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3      DEFERRALS

The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents.

6.4      DIVIDENDS AND DISTRIBUTIONS

Participants may, if the Committee so determines, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common
Stock, Restricted Stock or Stock Units.

                               SECTION 7. OPTIONS

7.1      GRANT OF OPTIONS

The Committee may grant Options designated as Incentive Stock Options or
Nonqualified Stock Options.

7.2      OPTION EXERCISE PRICE

The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards. Notwithstanding the foregoing, the Committee, in its sole discretion, may establish an exercise price that is equal to the average of 100% of the Fair Market Value over a period of trading days not to exceed 30 days from the Grant Date.

7.3      TERM OF OPTIONS

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of a Nonqualified Stock
Option shall be as established for that Option by the Committee or, if not so established, shall be ten years from the Grant Date.

                                      B-5

7.4      EXERCISE OF OPTIONS

The Committee shall establish and set forth in each instrument that evidences an
Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the
Committee at any time. If not so established in the instrument evidencing the
Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Committee at any time:

  PERIOD OF PARTICIPANT'S CONTINUOUS
  EMPLOYMENT OR SERVICE WITH THE COMPANY
  OR ITS RELATED COMPANIES FROM THE VESTING       PORTION OF TOTAL OPTION
  COMMENCEMENT DATE                               THAT IS VESTED AND EXERCISABLE

  After 1 year                                    1/4th

  Each additional one-month period of             An additional 1/48th
  continuous service completed thereafter

  After 4 years                                   100%

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the
Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in
Sections 7.5 and 13. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5      PAYMENT OF EXERCISE PRICE

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a) cash, check or wire transfer;

(b) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of
Common Stock that on the day prior to the exercise date have an aggregate Fair
Market Value equal to the aggregate exercise price of the shares being purchased under the Option owned by the Participant for at

                                      B-6

least six months (or any shorter period necessary to avoid a charge to the
Company's earnings for financial reporting purposes);

(c) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(d) such other consideration as the Committee may permit.

7.6      EFFECT OF TERMINATION OF SERVICE

The Committee shall establish and set forth in each instrument that evidences an
Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of a
Participant's Termination of Service shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the date of a
Participant's Termination of Service shall expire on the earliest to occur of:

(i) if the Participant's Termination of Service occurs for reasons other than
Cause, Retirement, Disability or death, the date that is three months after such
Termination of Service;

(ii) if the Participant's Termination of Service occurs by reason of Retirement,
Disability or death, the one-year anniversary of such Termination of Service;
and

(iii) the last day of the maximum term of the Option (the "OPTION EXPIRATION
DATE").

Notwithstanding the foregoing, if a Participant dies after his or her
Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of
Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

Also notwithstanding the foregoing, in case a Participant's Termination of
Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an

                                      B-7

investigation of whether the Participant shall be terminated for Cause, all the
Participant's rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for
Cause are discovered after a Participant's Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

(c) A Participant's change in status from an employee to a consultant, advisor or independent contractor, or a change in status from a consultant, advisor or independent contractor to an employee, shall not be considered a Termination of
Service for purposes of this Section 7.6.

                  SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with
Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1      DOLLAR LIMITATION

To the extent the aggregate Fair Market Value (determined as of the Grant Date)
of Common Stock with respect to which a Participant's Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2      ELIGIBLE EMPLOYEES

Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3      EXERCISE PRICE

The exercise price of an Incentive Stock Option shall be at least 100% of the
Fair Market Value of the Common Stock on the Grant Date, and in the case of an
Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a "TEN PERCENT SHAREHOLDER"), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date.
The determination of more than 10% ownership shall be made in accordance with
Section 422 of the Code.

                                      B-8

8.4      OPTION TERM

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, shall not exceed five years.

8.5      EXERCISABILITY

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant's Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant's Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant's reemployment rights are guaranteed by statute or contract.

8.6      TAXATION OF INCENTIVE STOCK OPTIONS

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant
Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an
Incentive Stock Option prior to the expiration of such holding periods.

8.7      CODE DEFINITIONS

For the purposes of this Section 8 "disability," "parent corporation" and
"subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

                      SECTION 9. STOCK APPRECIATION RIGHTS

9.1      GRANT OF STOCK APPRECIATION RIGHTS

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone
("freestanding"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2.
An SAR may be exercised upon such terms and conditions and for the term as the
Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR,

                                      B-9

the term of a freestanding SAR shall be as established for that SAR by the
Committee or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b)
the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2      PAYMENT OF SAR AMOUNT

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying: (a) the difference between the Fair
Market Value of the Common Stock for the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the
Committee in its sole discretion.

           SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1     GRANT OF STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related
Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2     VESTING OF RESTRICTED STOCK AND STOCK UNITS

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a)
the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the
Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3     WAIVER OF RESTRICTIONS

Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

                                      B-10

                         SECTION 11. PERFORMANCE AWARDS

11.1     PERFORMANCE SHARES

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of
Performance Shares and the terms and conditions of each such Award. Performance
Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the
Committee, and other terms and conditions specified by the Committee.
Notwithstanding the foregoing, the amount to be paid under an Award of
Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2     PERFORMANCE UNITS

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of
Performance Units and the terms and conditions of each such Award. Performance
Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the
Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the
Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

                  SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the
Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

                             SECTION 13. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a)
any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an
Award ("tax withholding obligations") and (b) any amounts due from the
Participant to the Company or to any Related Company ("other obligations"). The
Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

                                      B-11

The Committee may permit or require a Participant to satisfy all or part of the
Participant's tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c)
having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of
Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of
Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld may not exceed the employer's minimum required tax withholding rate, and the value of the shares so tendered may not exceed such rate to the extent the Participant has owned the tendered shares for less than six months if such limitations are necessary to avoid a charge to the Company for financial reporting purposes.

                            SECTION 14. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

                             SECTION 15. ADJUSTMENTS

15.1     ADJUSTMENT OF SHARES

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a)
the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the
Company or any other company being received by the holders of shares of Common
Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; and (iii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.

                                      B-12

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2     DISSOLUTION OR LIQUIDATION

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3     COMPANY TRANSACTION; CHANGE IN CONTROL

15.3.1   EFFECT OF A COMPANY TRANSACTION THAT IS NOT A CHANGE IN CONTROL OR A
         RELATED PARTY TRANSACTION

Notwithstanding any other provision of the Plan to the contrary, unless the
Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Company Transaction that is not (a) a Change in Control or (b) a Related Party Transaction:

(i) All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Company Transaction and shall terminate effective at the effective time of the Company Transaction, unless such Awards are converted, assumed or replaced by the Successor Company. Notwithstanding the foregoing, with respect to Options or Stock Appreciation Rights, the Committee, in its sole discretion, may instead provide that a Participant's outstanding Options shall terminate upon consummation of such Company Transaction and that each such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any)
by which (x) the Acquisition Price multiplied by the number of shares of Common
Stock subject to such outstanding Options or SARs (whether or not then exercisable) exceeds (y) the respective aggregate exercise price for such
Options or grant price for such SARs.

For the purposes of this Section 15.3.1, an Award shall be considered assumed or substituted for if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the
Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares);

                                      B-13

provided, however, that if such consideration received in the Company
Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(ii) All Performance Shares or Performance Units earned and outstanding as of the date the Company Transaction is determined to have occurred shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any remaining Performance Shares or Performance Units
(including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Company Transaction and shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement.
Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

15.3.2   ACCELERATION

Any Award that is assumed or substituted for in a Company Transaction and does not otherwise accelerate at that time shall automatically become fully vested and exercisable with respect to the unvested portion of the Award (and any forfeiture or repurchase provisions to which the Award may be subject shall lapse to the same extent) in the event that the Participant's employment or service relationship with the Successor Company should terminate within two years following such Company Transaction, unless such employment or service relationship is terminated by the Successor Company for Cause or by the
Participant voluntarily without Good Reason.

15.3.3   EFFECT OF A CHANGE IN CONTROL

Notwithstanding any other provision of the Plan to the contrary, unless the
Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:

(a) any Options and Stock Appreciation Rights outstanding as of the date such
Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

(b) any restrictions and deferral limitations applicable to any Restricted Stock or Stock Units shall lapse, and such Restricted Stock or Stock Units shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

                                      B-14

(c) all Performance Shares and Performance Units shall be considered to be earned at the target level and payable in full, any deferral or other restriction shall lapse and such Performance Shares and Performance Units shall be immediately settled or distributed; and

(d) any restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

15.3.4   CHANGE IN CONTROL CASH-OUT

Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "CHANGE IN CONTROL EXERCISE PERIOD"), if the
Committee shall so determine at, or at any time after, the time of grant, a
Participant holding an Option, SAR, Restricted Stock Unit or Performance Share,
shall have the right, whether or not the Award is fully vested and/or exercisable and without regard to any deferral or other restriction and in lieu of the payment of the purchase price for the shares of Common Stock being purchased under an Option, to elect by giving notice to the Company within the
Change in Control Exercise Period to surrender all or part of the Award to the
Company and to receive cash, within 30 days of such notice:

(a) for an Option or SAR, in an amount equal to the amount by which the
Acquisition Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option, or the grant price per share of Common Stock under the SAR; and

(b) for a Restricted Stock Unit or Performance Share, in an amount equal to the
Acquisition Price per share of Common Stock under the Restricted Stock or
Performance Share, multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 15.3.4 shall have been exercised.

15.4     FURTHER ADJUSTMENT OF AWARDS

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the
Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all
Participants, to certain categories of Participants or only to individual
Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

                                      B-15

15.5     NO LIMITATIONS

The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6     FRACTIONAL SHARES

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

                   SECTION 16. CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 16 is applicable to such Award.

16.1     PERFORMANCE CRITERIA

If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following "performance criteria" for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total shareholder return; cost control;
strategic initiatives; market share; net income; return on invested capital;
improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the "PERFORMANCE CRITERIA"). Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the
Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

16.2     ADJUSTMENT OF AWARDS

Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Committee may adjust downwards, but not upwards, the

                                      B-16

amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

16.3     LIMITATIONS

Subject to adjustment from time to time as provided in Section 15.1, no Covered
Employee may be granted Awards other than Performance Units subject to this
Section 16 in any calendar year period with respect to more than 350,000 shares of Common Stock for such Award, except that the Company may make additional one time grants of such Awards for up to 350,000 shares to newly hired individuals, and the maximum dollar value payable with respect to Performance Units subject to this Section 16 granted to any Covered Employee in any one calendar year is
$500,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation"
within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

                      SECTION 17. AMENDMENT AND TERMINATION

17.1     AMENDMENT, SUSPENSION OR TERMINATION

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, shareholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board. Subject to Section
17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2     TERM OF THE PLAN

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions.
Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date and (b) the approval by the shareholders of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3     CONSENT OF PARTICIPANT

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any

                                      B-17

change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a
"modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

                               SECTION 18. GENERAL

18.1     NO INDIVIDUAL RIGHTS

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of
Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.

18.2     ISSUANCE OF SHARES

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the
Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the
Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the
Company) stating that such transfer is not in violation of any

                                      B-18

applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common
Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3     INDEMNIFICATION

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf, unless such loss, cost, liability or expense is a result of such person's own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the
Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4     NO RIGHTS AS A SHAREHOLDER

Unless otherwise provided by the Committee or in the instrument evidencing the
Award or in a written employment, services or other agreement, no Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the
Plan of the shares that are the subject of such Award.

18.5     COMPLIANCE WITH LAWS AND REGULATIONS

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section
422 of the Code.

                                      B-19

18.6     PARTICIPANTS IN OTHER COUNTRIES OR JURISDICTIONS

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgement of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any
Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7     NO TRUST OR FUND

The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8     SUCCESSORS

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the
Company.

18.9     SEVERABILITY

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10    CHOICE OF LAW

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the
United States, shall be governed by the laws of the State of Oregon without giving effect to principles of conflicts of law.

                                      B-20

18.11    LEGAL REQUIREMENTS

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

                           SECTION 19. EFFECTIVE DATE

The effective date (the "EFFECTIVE DATE") is the date on which the Plan is approved by the shareholders of the Company. If the shareholders of the Company do not approve the Plan within 12 months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as
Nonqualified Stock Options.

                                      B-21

                                   APPENDIX A

                                   DEFINITIONS

As used in the Plan,

"ACQUIRED ENTITY" means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

"ACQUISITION PRICE" means the higher of (a) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New
York Stock Exchange or other national exchange on which the Common Stock is listed or on the Nasdaq National Market or SmallCap Market, if the Common Stock
is not so listed or reported, or the average of the high and low bid and asked prices during the 60-day period prior to and including the date of a Company
Transaction or Change in Control or (b) if the Company Transaction or Change in
Control is the result of a tender or exchange offer or a negotiated acquisition of the Company's Common Stock, the highest price per share of Common Stock paid in such tender or exchange offer or acquisition. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such other securities or other noncash consideration shall be determined by the Board in its sole discretion.

"AWARD" means any Option, Stock Appreciation Right, Stock Award, Restricted
Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

"BOARD" means the Board of Directors of the Company.

"CAUSE," unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the
Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

"CHANGE IN CONTROL," unless the Committee determines otherwise with respect to an Award at the time the Award is granted, means the happening of any of the following events:

(a) an acquisition by any Entity of beneficial ownership (within the meaning of
Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (1) the then outstanding shares of common stock of the Company (the "OUTSTANDING COMPANY
COMMON STOCK") or (2) the combined voting power of the then outstanding voting securities

                                      B-22

of the Company entitled to vote generally in the election of directors (the
"OUTSTANDING COMPANY VOTING Securities"), excluding, however, the following: (i)
any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the
Company or any Related Company, or (iv) a Related Party Transaction; or

(b) a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the
Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and
provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the
Board shall not be considered a member of the Incumbent Board.

"CHANGE IN CONTROL EXERCISE PERIOD" has the meaning set forth in Section 15.3.4.

"CODE" means the Internal Revenue Code of 1986, as amended from time to time.

"COMMITTEE" has the meaning set forth in Section 3.1.

"COMMON STOCK" means the common stock, par value $0.001 per share, of the
Company.

"COMPANY" means Synthetech, Inc., an Oregon corporation.

"COMPANY TRANSACTION," unless otherwise defined in the instrument evidencing the
Award or in a written employment, services or other agreement between the
Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company or other entity;

(b) a statutory share exchange pursuant to which the Company's outstanding shares are acquired or a sale in one transaction or a series of transactions undertaken with a common purpose of all of the Company's outstanding voting securities; or

(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company's assets.

                                      B-23

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

"COMPENSATION COMMITTEE" means the Compensation Committee of the Board.

"COVERED EMPLOYEE" means a "covered employee" as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

"DISABILITY," unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means "disability"
as that term is defined for purposes of the Company's Long Term Disability Plan or other similar successor plan applicable to salaried employees.

"EFFECTIVE DATE" has the meaning set forth in Section 19.

"ELIGIBLE PERSON" means any person eligible to receive an Award as set forth in
Section 5.

"ENTITY" means any individual, entity or group (within the meaning of Section
13(d)(3) of the Exchange Act).

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

"FAIR MARKET VALUE" means the average of the high and low trading prices for the
Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

"GOOD REASON" means the occurrence of any of the following events or conditions and the failure of the Successor Company to cure such event or condition within
30 days after receipt of written notice from the Participant:

(a) a change in the Participant's status, title, position or responsibilities
(including reporting responsibilities) that, in the Participant's reasonable judgment, represents a substantial reduction in the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the
Participant of any duties or responsibilities that, in the Participant's reasonable judgment, are materially inconsistent with such status, title, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant's employment for Cause, as a result of his or her Disability or death, or by the Participant other than for
Good Reason;

(b) a reduction in the Participant's annual base salary;

                                      B-24

(c) the Successor Company's requiring the Participant (without the Participant's consent) to be based at any place outside a 50-mile radius of his or her place of employment prior to a Company Transaction, except for reasonably required travel on the Successor Company's business that is not materially greater than such travel requirements prior to the Company Transaction;

(d) the Successor Company's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Participant was participating at the time of a Company Transaction, including, but not limited to, the Plan, or (ii) provide the Participant with compensation and benefits substantially equivalent (in terms of benefit levels and/or reward opportunities) to those provided for under each material employee benefit plan, program and practice as in effect immediately prior to the Company
Transaction;

(e) any material breach by the Successor Company of its obligations to the
Participant under the Plan or any substantially equivalent plan of the Successor
Company; or

(f) any purported termination of the Participant's employment or service relationship for Cause by the Successor Company that is not in accordance with the definition of Cause under the Plan.

"GRANT DATE" means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

"INCENTIVE STOCK OPTION" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined for purposes of
Section 422 of the Code or any successor provision.

"NONQUALIFIED STOCK OPTION" means an Option other than an Incentive Stock
Option.

"OPTION" means a right to purchase Common Stock granted under Section 7.

"PARENT COMPANY" means a company or other entity which as a result of a Company
Transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries.

"PARTICIPANT" means any Eligible Person to whom an Award is granted.

"PERFORMANCE AWARD" means an Award of Performance Shares or Performance Units granted under Section 11.

"PERFORMANCE CRITERIA" has the meaning set forth in Section 16.1.

                                      B-25

"PERFORMANCE SHARE" means an Award of units denominated in shares of Common
Stock granted under Section 11.1.

"PERFORMANCE UNIT" means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

"PLAN" means SYNTHETECH, INC. 2004 Equity Incentive Plan.

"RELATED COMPANY" means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

"RELATED PARTY TRANSACTION" means a Company Transaction pursuant to which:

(a) the Entities who are the beneficial owners of the Outstanding Company Common
Stock and Outstanding Company Voting Securities immediately prior to such
Company Transaction will beneficially own, directly or indirectly, more than 50%
of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the
Outstanding Company Common Stock and Outstanding Company Voting Securities;

(b) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company or a Related Company, the Successor Company or, if
reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, such Parent Company) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction;
and

(c) individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company
Transaction, of the Parent Company).

"RESTRICTED STOCK" means an Award of shares of Common Stock granted under
Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

"RETIREMENT," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means retirement on or after the individual's normal retirement date under the Company's 401(k) plan or other similar successor plan applicable to salaried

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employees, unless otherwise defined by the Committee from time to time for purposes of the Plan.

"SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

"STOCK APPRECIATION RIGHT" or "SAR" means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of
Common Stock over the grant price.

"STOCK AWARD" means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

"STOCK UNIT" means an Award denominated in units of Common Stock granted under
Section 10.

"SUBSTITUTE AWARDS" means Awards granted or shares of Common Stock issued by the
Company in substitution or exchange for awards previously granted by an Acquired
Entity.

"SUCCESSOR COMPANY" means the surviving company, the successor company or Parent
Company, as applicable, in connection with a Company Transaction.

"TERMINATION OF SERVICE" means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or
Retirement. Any question as to whether and when there has been a Termination of
Service for the purposes of an Award and the cause of such Termination of
Service shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant's employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation
Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company.

"VESTING COMMENCEMENT DATE" means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

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